Exhibit 32.0
Certification of Chief Executive Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Executive Officer of Safehold Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 25, 2019	By:	/s/ JAY SUGARMAN
			Name:	Jay Sugarman
			Title:	Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Financial Officer of Safehold Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 25, 2019	By:	/s/ ANDREW C. RICHARDSON
			Name:	Andrew C. Richardson
			Title:	Chief Financial Officer (principal financial and accounting officer)